UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                        Washington, DC 20549

                      AMENDMENT No.2 To SCHEDULE 14A

                           (Rule 14a-101)
              INFORMATION REQUIRED IN PROXY STATEMENT
                     SCHEDULE 14A INFORMATION
      Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-12

                         MED GEN, INC.
      -----------------------------------------------
      (Name of Registrant as Specified in Its Charter)

         ------------------------------------------
         (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-
      6(i)(1) and 0-11.

Title of each class of securities to which transaction applies:
----------------------------------------------------------------------
Aggregate number of securities to which transaction applies:
----------------------------------------------------------------------
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
----------------------------------------------------------------------
Proposed maximum aggregate value of transaction:
----------------------------------------------------------------------
Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:
----------------------------------------------------------------------
Form, Schedule or Registration Statement No.:
----------------------------------------------------------------------
Filing Party:
----------------------------------------------------------------------
Date Filed:
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

             PRELIMINARY COPY SUBJECT TO COMPLETION
                       DATED _________, 2007

                          Med Gen, Inc.
             7280 West Palmetto Park Road, Suite 306
                       Boca Raton, FL 33433

            NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                  TO BE HELD ON ___________, 2007


Dear Stockholders:

     You are cordially invited to attend a special meeting of stockholders on ________, 2007 at ____ a.m. local time at our corporate headquarters, located at 7280 West Palmetto Park Road, Suite 306, Boca Raton, FL 33433

     The purpose of this special meeting is to consider and vote on the following matters:

     A proposal to amend our Restated Certificate of Incorporation to increase the authorized capital stock of Med Gen, Inc. from 2,500,000,000 shares to 12,500,000,000 shares, consisting of
12,495,000,000 shares of common stock and 5,000,000 of preferred stock, which Certificate of Amendment was approved by the Board of Directors on November 12th,2007;and such other business as may properly come before the special meeting, or any adjournment thereof.

     The Board of Directors has fixed the close of business on December 4th,2007 as the record time for determining which stockholders are entitled to notice of, and to vote at, this special meeting, or any adjournment thereof.

WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, YOU ARE URGED


TO FILL IN, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT TO US USING THE SELF ADDRESSED STAMPED ENVELOPE PROVIDED.

                                 By Order of the Board of Directors,


                                 Paul Mitchell
                                 President, COO and Member of the
                                 Board of Directors
                                 Boca Raton, Florida
                                 ___________, 2007

                     TABLE OF CONTENTS

                                                                  Page
                                                                  ----

QUESTIONS AND ANSWERS ABOUT THE MEETING...........................  1

SECURITY OWNERSHIP................................................  4

PROPOSAL 1: APPROVING THE AMENDMENT TO OUR RESTATED
  CERTIFICATE OF INCORPORATION....................................  4

  Introduction....................................................  4
  Description of the Common Stock, Warrants, Convertible
    Securities and Convertible Notes..............................  7
  Principal Reasons for Increasing the Number of Authorized
  Shares of Common Stock..........................................  8
  Vote Required...................................................  9
  Recommendation of the Board.....................................  9
OTHER MATTERS.....................................................  9

ANNUAL AND QUARTERLY REPORT.......................................  10



EXHIBIT A - Certificate of Amendment to the Med Gen, Inc. Restated
            Certificate of Incorporation.*

EXHIBIT B - Med Gen, Inc.'s Annual Report on Form 10-KSB/A for the
            Fiscal Year Ended September 30, 2006.**

EXHIBIT C - Med Gen, Inc.'s Quarterly Report on Form 10-QSB for the
            Period Ended June 30th, 2007 {3rd Quarter}.***

* Incorporated by reference to the Registrant's Schedule 14A filed with the Commission on November 13, 2007.
** Incorporated by reference to the Registrant's Form 10-KSB/A filed with the Commission on February 8, 2007.
*** Incorporated by reference to the Registrant's Form 10-QSB filed with the Commission on August 8, 2007.

                          MED GEN, INC.
              7280 West Palmetto Park Road, Suite 306
                      Boca Raton, FL 33433

        PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION
                      DATED __________, 2007

     This proxy statement is being furnished to you in connection with the solicitation by the Board of Directors of proxies for use at our special meeting of stockholders scheduled for ________________, 2007 at our corporate headquarters, located at 7280 West Palmetto Park Road, Suite 306, Boca Raton, FL 33433 at 10:00 a.m. local time, and any adjournment thereof. This proxy statement, and the accompanying proxy card, are first being mailed to stockholders on or about ___________, 2007.


         QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

WHAT IS THE PURPOSE OF THE SPECIAL MEETING?

The purpose of the special meeting is to consider and vote upon the following matters:

A proposal to amend our Restated Certificate of Incorporation to increase the authorized capital stock of Med Gen, Inc. from 2,500,000,000 shares to 12,500,000,000 shares, consisting of
12,495,000,000 shares of common stock and 5,000,000 of preferred stock, which Certificate of Amendment was approved by the Board of Directors on November 12th,2007;and such other business as may properly come before the special meeting, or any adjournment thereof.


WHY AM I RECEIVING THIS PROXY STATEMENT AND PROXY CARD?

You are receiving this proxy statement and the enclosed proxy card because the Board of Directors is soliciting your proxy to vote your shares of common stock at the special meeting. To assist you in your decision-making process,this proxy statement contains pertinent information about us, the special meeting and the proposal to be considered.

WHEN AND WHERE WILL THE MEETING BE HELD?

The special meeting of stockholders will be held at our corporate headquarters, located at 7280 West Palmetto Park Road, Suite 306,Boca Raton, FL 33433 on __________, 2007 at 10:00 a.m. local time.

WHO IS ENTITLED TO NOTICE OF AND TO VOTE AT THE SPECIAL MEETING?

All stockholders of record at the close of business on November 12th, 2007 are entitled to notice of, and to vote at, the special meeting. Each share of our common stock entitles its holder to one vote on each matter properly submitted to stockholders. On the record date, there were (i) 1,709,820,341 outstanding shares of our common stock, held by a total of approximately 2500 stockholders and no shares of preferred stock outstanding.

HOW DO I VOTE?

By properly completing, signing and returning the enclosed proxy card, your shares will be voted as directed. If no directions are specified on your properly signed and returned proxy card, your shares will be voted for the proposal set forth below, and with regard to any additional matters that come before the special meeting, in the discretion of the persons named as proxies. If you are a registered stockholder, that is, if you hold your shares of stock in certificate form, and you attend the meeting, you may either mail in your completed proxy card or deliver it to us in person. If you hold your shares of stock in "street name," that is, if you hold your shares of stock through a broker or other nominee, and you wish to vote in person at the special meeting, you will need to obtain a proxy card from the institution holding your stock.

CAN I VOTE BY TELEPHONE OR ELECTRONICALLY?

No. At the present time we have not established procedures for telephonic or electronic voting. We may establish such procedures in the future, should we determine that their added convenience justifies their additional cost.
At this time, you may only vote by returning a properly executed proxy card, or voting in person at the special meeting.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

It means that you have multiple accounts at the transfer agent and/or with stockbrokers. Please sign and return all proxy cards to ensure that all of your shares are voted.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

Yes. Even after submitting your proxy card, you can revoke it and/or change your vote prior to the special meeting. To revoke or change your vote prior to the special meeting, simply (i) file a written notice of revocation with our secretary, (ii) send us a duly executed proxy card bearing a later date than the prior one submitted or (iii) attend the special meeting and vote in person. Please note, however, that while the giving of a proxy does not affect your right to vote in person at the special meeting, attendance alone will not revoke a previously granted proxy.

WHAT IS A "QUORUM"?

A quorum is the number of people required to be present before a meeting can conduct business. Pursuant to our Bylaws, the presence at the special meeting of at least a majority of the outstanding shares of our capital stock 854,910,176 shares) as of the record date, whether in person or by proxy, is necessary for there to be a "quorum." If you submit a properly executed proxy card, even if you abstain from voting, you will be considered part of the quorum. Shares represented by broker "non-votes" will also be considered part of the quorum.

WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSAL?


Approval of the proposal to amend our Restated Certificate of Incorporation to increase the authorized capital stock of the Company from 2,500,000,000 to 12,500,000,000, consisting of 12,495,000,000 shares of common stock and 5,000,000 shares of preferred stock, as approved by the Board of Directors on November 12th, 2007, requires the affirmative vote of a majority of the issued and outstanding shares of our common stock.

Properly executed proxy cards marked "ABSTAIN" and broker "non-votes" will not be voted. Accordingly, abstentions and broker "non-votes" are tantamount to negative votes.

WHAT IS THE BOARD OF DIRECTORS' RECOMMENDATION?

The Company does not have sufficient liquidity to finance its operations and has used its common stock to pay for goods, services and to repay certain debts. The Board of Directors of the Company believes that it is advisable and in the best interests of the Company to have additional authorized but unissued shares of common stock available in an amount adequate to provide for the future needs of the Company. The additional shares will be available for issuance from time to time for a stock split or dividend, raising capital through the sale of common stock and attracting and retaining valuable employees by issuing additional stock options.

Additionally, the Company has immediate or potential obligations to issue additional shares as follows:

Between March 30, 2005 and October 1, 2007, the Company entered into a series of twelve Securities Purchase Agreements with four accredited investors ("Note Holders") for the sale of an aggregate of $7,190,000 of Callable Secured Convertible Notes (the "Convertible Notes").
The four noteholders are AJW Partners, LLC, AJW Offshore,Inc., AJW Qualified Partners, LLC and New Millennium Capital(sometimes these four noteholders are referred to in this amended proxy statement as "the Lender").

On March 30, 2005, the Company entered into a Securities Purchase Agreement with four accredited investors ("Note Holders") for the sale of up to (i) $1,540,000 in Callable Secured Convertible Notes (the "Convertible Notes") and (ii) warrants to purchase up to 1,540,000 shares of its common stock (the "Warrants"). The Convertible Notes bear interest at 8% and have a maturity date of three years from the date of issuance. The Company is not required to make any principal payments during the term of the Convertible Notes. The Convertible Notes are convertible into shares of the Company's common stock at the Note Holders' option, at the lower of (i) $0.09 per share or (ii) 60% of the average of the three lowest intra-day trading prices for the common stock as quoted on the Over-the-Counter Bulletin Board for the 20 trading days preceding the conversion date. The warrants are exercisable for a period of five years from the date of issuance and have an exercise price of $0.085 per share. The full principal amount of the Notes is due upon the occurrence of an event of default.

The Convertible Notes and the Warrants were issued in three tranches, on March 30, 2005 ($740,000 of Convertible Notes and 740,000 Warrants), on May 25, 2005 ($700,000 of Convertible Notes and 700,000 Warrants), and on August 23, 2005 ($100,000 of Convertible Notes and 100,000 Warrants).

On August 31, 2005, the Company sold an additional $500,000 of
Convertible Notes and 500,000 Warrants to the same four investors. The terms of these Convertible Notes and Warrants are the same as those previously issued, except that the exercise price of the Warrants is $0.09 per share.

On October 31, 2005, the Company sold an additional $600,000 of
Convertible Notes and 600,000 Warrants to the same four investors. The terms of these Convertible Notes and Warrants are the same as those previously issued, except that the conversion price is $0.04 and the exercise price of the Warrants is $0.10 per share.

On February 23, 2006, the Company sold an additional $600,000 of Convertible Notes and 600,000 Warrants to the same four investors. The terms of these Convertible Notes and Warrants are the same as those previously issued, except that the conversion price is $0.04 and the exercise price of the Warrants is $0.05 per share.

On April 21, 2006, the Company sold an additional $750,000 of Convertible Notes to the same four investors. The terms of these Convertible Notes and Warrants are the same as those previously issued, except that the conversion price is $0.04 and the exercise price of the Warrants is $0.05 per share. In addition, the Company issued 30,000,000 Warrants, exercisable for a period of seven years and with an exercise price of $0.05 per share, to the same four investors, in lieu of cash interest payments on all outstanding convertible notes for the four months ended August 31, 2006.

On August 10, 2006, the Company sold an additional $1,500,000 of
Convertible Notes and 15,000,000 warrants to the same four investors. The terms of these Convertible Notes and Warrants are the same as those previously issued, except that the conversion price is $0.04 and the exercise price of the Warrants is $0.05 per share.

On January 30th, 2007, the Company sold an additional $350,000 of Convertible Notes and 15,000,000 warrants to the same four investors. The terms of these Convertible Notes and Warrants are the same as those previously issued, except that the conversion price is $0.04 and the exercise price of the Warrants is $0.01 per share.

In connection with the sale of the ninth tranche on January 30, 2007, the Company agreed to reduce the conversion price of tranches two to seven tranche one has already been fully converted) from 60% to 50% of the average market price.

On February 10th, 2007, the Company sold an additional $350,000 of Convertible Notes and 5,000,000 warrants to the same four investors. The terms of these Convertible Notes and Warrants are the same as those previously issued, except that the conversion price is $0.04 and the exercise price of the Warrants is $0.01 per share.

On June 9th, 2007, the Company sold an additional $650,000 of
Convertible Notes and 5,000,000 warrants to the same four investors. The terms of these Convertible Notes and Warrants are the same as those previously issued, except that the conversion price is $0.04 and the exercise price of the Warrants is $0.009 per share.

On September 30th, 2007, the Company sold an additional $350,000 of Convertible Notes and 10,000,000 warrants to the same four investors. The terms of these Convertible Notes and Warrants are the same as those previously issued, except that the conversion price is $0.04 and the exercise price of the Warrants is $0.009 per share.

The conversion price of the Convertible Notes and the exercise price of the warrants will be adjusted in the event that the Company issues common stock at a price below the initial fixed conversion or exercise price, with the exception of any shares of common stock issued in connection with the Convertible Notes. The conversion price of the Convertible Notes and the exercise price of the warrants may also be adjusted in certain circumstances such as if the Company pays a stock dividend, subdivides or combines outstanding shares of common stock into a greater or lesser number of shares, or takes such other actions as would otherwise result in dilution of the Note Holders' position. The Note Holders have contractually agreed to restrict their ability to convert their Convertible Notes or exercise their warrants and receive shares of the Company's common stock such that the number of shares of common stock held by the Note Holders and their affiliates after such conversion or exercise does not exceed 4.99% of the then issued and outstanding shares of common stock. In addition, the Company has granted the Note Holders registration rights and a security interest in substantially all of the Company's assets. The Company has the right to prepay the Convertible Notes under certain circumstances at a premium ranging from 25% to 50% of the principal amount, depending on the timing of such prepayment.

Pursuant to the terms of a Registration Rights Agreement entered into with the Note Holders, the Company is obligated to register for resale, within a defined time period, the shares underlying the Warrants and the shares issuable on conversion of the Convertible Notes. The terms of the Registration Rights Agreement provide that, in the event that the registration statement does not become effective within 105 days of the issuance of the Warrants or Convertible Notes, the Company is required to pay to the Note Holders as liquidated damages, an amount equal to 2% per month of the principal amount of the Convertible Notes. This amount may be paid in cash or, at the Holder's option, in shares of common stock priced at the conversion price then in effect on the date of the payment.

The lender, as of the date of this filing has approximately $1,050,000 of convertible debt that can be converted into free trading common shares under Rule 144K. The lender can convert the debt into common shares at a 50% discount to the average lowest bid price of the trading price of the common shares over the last 20 days of trading. At the time of this filing that price is .00015. The Lender has been converting his debt on a weekly basis and Management believes he will continue his conversions at this time.

From August 2005 until the date of the proxy the lender has converted 1,107,482,388 common shares and reduced his total debt by $1,593,769.64.

The Board of Directors recommends that you vote for the amendment to the Certificate of Amendment to the Restated Certificate of Incorporation increasing the authorized capital stock from 2,500,000,000 shares to 12,500,000,000 shares, consisting of
12,495,000,000 shares of common stock and 5,000,000 shares of preferred stock, which Certificate of Amendment was approved by the Board of Directors on November 14th, 2007. The Company currently has plans to issue these additional shares that would be authorized through this proposal.

Unless otherwise instructed, the shares of stock represented by your signed and returned proxy card will be voted in accordance with the recommendations of the Board of Directors. With respect to other matters that may properly come before the special meeting, the proxy holder(s) will vote in accordance with the Board of Directors' recommendations or, if no recommendation is given, at their discretion.

WHO IS PAYING THE COST FOR THIS PROXY SOLICITATION AND HOW IS THE
SOLICITATION PROCESS BEING CONDUCTED?

We will pay the costs associated with this proxy solicitation. We do not anticipate that such costs will exceed those normally associated with similar proxy solicitations. We will also, upon request, reimburse brokers, banks and similar organizations for reasonable out-of-pocket expenses incurred in forwarding these proxy materials to clients.

In addition to soliciting of proxies through the mail, our directors and employees may solicit proxies in person, by telephone or other electronic means. None of our directors or employees will receive additional compensation for any such efforts.

DO I HAVE DISSENTER'S RIGHTS?

No. The action proposed to be taken at the special meeting does not entitle dissenting stockholders to any appraisal rights under the Nevada Revised Statutes.

WHEN ARE STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING OF
STOCKHOLDERS DUE?

For stockholder proposals to be considered for inclusion in the proxy statement for our next annual meeting, they must be submitted to us in writing, within a reasonable time before we begin printing and mailing our annual meeting proxy materials. We have not yet set the date for our next annual meeting. Please note, however, that all proposals submitted must comply with applicable laws and regulations and follow the procedures set forth in Rule 14a-8 of the Securities Exchange Act of 1934, as amended, to be considered for inclusion in our proxy materials.


HOW DO I OBTAIN MORE INFORMATION ABOUT US?

We file annual, quarterly and special reports and other information with the Securities and Exchange Commission (the "SEC"). You may read and copy any of these documents at the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at (800)-SEC-0330 for further information. Copies of this material may also be obtained from the SEC's web site at HTTP://WWW.SEC.GOV, by contacting our chief financial officer at (561) 750-1100 or by writing to us at 7280 West Palmetto Park Road,Suite 306, Boca Raton, FL 33433.

                         SECURITY OWNERSHIP

     The following table sets forth information concerning ownership of our common stock and preferred stock, as of the record date, by (i) each person known to be the beneficial owner of more than five percent of our outstanding common stock and preferred stock, (ii) each director and executive officer required to be named hereunder and (iii) all of our directors and executive officers as a group. Unless otherwise indicated, we believe that each stockholder has sole voting power and dispositive power with respect to the shares of capital stock beneficially owned by him.


-------------------------------------------------------------------
                          Common Stock               Percentage
                          Beneficially Owned         Owned
-------------------------------------------------------------------
Paul B. Kravitz
4320 NW 101 Drive
Coral Springs, FL 33065       10,178,997                0.05953%

Paul S. Mitchell
7284 W. Palmetto Pk Rd
Boca Raton, FL  33433            -0-                      0%
-----------------

A person is deemed to be the beneficial owner of voting securities that can be acquired by such person within 60 days after the record date upon the exercise of options and warrants and the conversion of convertible securities. Each beneficial owner's percentage ownership is calculated under the assumption that all options, warrants or convertible securities held by such person (but not those held by any other person) that are currently exercisable or convertible (i.e., that are exercisable or convertible within 60 days after the record date) have been exercised or converted.



APPROVING THE AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION

Introduction

     On November 12th, 2007, the Board of Directors of the Company approved an amendment to our Restated Certificate of Incorporation increasing the authorized capital stock of the Company to 12,500,000,000 from 2,500,000,000.

     The stockholders are being asked to approve this proposed amendment.
The shares of the Company's common stock, including the additional shares proposed for authorization, do not have preemptive or similar rights. If approved by the stockholders, Article 4 of the Company's Restated

Certificate of Incorporation would be amended to provide as follows:

          The amount of the total authorized capital stock of this corporation is 12,500,000,000 shares, consisting of 12,495,000,000 shares of common stock and 5,000,000 shares of preferred stock with a par value of $.001 per share.
          Such shares are nonassessable.

Description of the Common Stock, Warrants, Convertible Debentures and Convertible Notes.

     Except as to certain matters discussed below or as proscribed by applicable law, the holders of shares of the capital stock of the Company vote together as a single class. The holders of our capital stock do not have cumulative voting rights, which means that the holders of more than 50% of the outstanding shares, voting for the election of directors, can elect all of the directors to be elected, if they so choose, and, in that event, the holders of the remaining shares will not be able to elect any of our directors.

Description of the Common Stock

     Prior to filing the proposed Certificate of Amendment which will increase our authorized capital stock to 12,500,000,000 shares if approved by the shareholders, we were authorized to issue up to 2,500,000,000 shares of capital stock, consisting of up to 2,495,000,000 shares of common stock and up to 5,000,000 shares of preferred stock.

At present the Company has 2,500,000,000 shares authorized.
There are presently 1,709,820,341 shares of common stock outstanding. The balance of the shares are reserved for issuance to the lender and are available to the lender in the event the lender converts his debt to freely tradeable common shares.

Management believes that it will have sufficient revenue in the third quarter of fiscal 2007 to pay down the debt of the Lender and effectively cease his conversions.

     The holders of common stock: (i) have equal ratable rights to dividends from funds legally available if and when declared by our Board of Directors after all accrued but unpaid dividends have been paid to the holders of the outstanding capital stock ranking senior to the common stock as to dividends; (ii) are entitled to share ratably in all of our assets available for distribution to the holders of common stock upon liquidation, dissolution or winding up of our affairs; and
(iii) do not have preemptive, subscription or conversion rights, and there are no redemption or sinking fund provisions or rights.

Principal Reasons for Increasing the Number of Authorized Shares of
Common Stock.

     The Company does not have sufficient liquidity to finance its operations and has used its common stock to pay for goods, services and to repay certain debts. The Board of Directors of the Company believes that it is advisable and in the best interests of the Company to have additional authorized but unissued shares of common stock available in an amount adequate to provide for the future needs of the Company. The additional shares will be available for issuance from time to time for a stock split or dividend, raising capital through the sale of common stock and attracting and retaining valuable employees by issuing additional stock options. Furthermore the Company must file a Registration statement to cover loans in the amount of $5,650,000 which has been already funded to the Company by its lender and future commitments to fund in the amount of $650,000.00 to $1,000,000 dollars.

The Noteholders potential beneficial ownership under the terms of the convertible debentures is restricted to no more than 4.9% ownership amongst all four noteholders.

Based upon the present outstanding shares as of the date of this filing the maximum beneficial ownership by the Lender / Noteholders would be 83,781,348 which would equate to .0499% of the total outstanding as of the date of this filing.

The Company was required to reserve in excess of 8,000,000,000 shares for this additional Registration and only has approximately 785,000,000 unissued authorized shares left in the treasury. The Company must increase its authorized shares to comply with the contractual obligations with its funding group.

The Company currently has plans to issue these additional shares that would be authorized through this proposal. The Company has no other plans at this time to issue additional shares besides the plans that are disclosed in this proxy statement.

The purpose of this proxy is to increase the authorized shares and avoid a default under the terms and conditions of the loan covenants.

The lender, as of the date of this filing has approximately 1,050,000 Of convertible debt that can be converted into free trading common shares under Rule 144K. The lender can convert the debt into common shares at a 50% discount to the average lowest bid price of the trading price of the common shares over the last 20 days of trading. At the time of this filing that price is .00015.He has been converting his debt on a weekly basis and management believes he will continue his conversions at this time.

     The issuance of the additional shares of capital stock will have the effect of diluting earnings per share, if any, and book value per share, which could adversely affect the Company's existing stockholders.


Issuing additional shares of capital stock may also have the effect of delaying or preventing a change of control of the Company. The Company's authorized but unissued capital stock could be issued in one or more transactions that would make more difficult or costly, and less likely, a takeover of the Company. The ratification of the Certificate of Amendment to the Company's Restated Certificate of Incorporation is not being recommended in response to any specific effort of which the Company is aware to obtain control of the Company, and the Board of Directors has no current intention to use the additional shares of capital stock in order to impede a takeover attempt.

Vote Required

     The affirmative vote of the holders of a majority of our outstanding capital stock is required to amend our Restated Certificate of Incorporation.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE
------------------------------------------------
APPROVAL OF THE AMENDMENT.
--------------------------







                           OTHER MATTERS

     The Board of Directors does not know of any matter, other than the proposals described above that may be presented for action at the special meeting. If any other matter or proposal should be presented and should properly come before the meeting for action, the persons named in the accompanying proxy will vote upon such matter or proposal in accordance with their best judgment.

                     ANNUAL AND QUARTERLY REPORT

     All stockholders of record as of the record date are being sent herewith a copy of the Company's (i) Annual Report on Form 10-KSB for the year ended September 30, 2006, which contains certified financial statements of the Company for the year then ended and (ii) Quarterly Report on Form 10-QSB for the third quarter ended June 30th, 2007. This Proxy incorporates by reference the Financial Statements and Management's Discussion and Analysis of Financial Condition and Results of Operations contained in such reports.



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                         Appendix A
                         ----------


              PRELIMINARY COPY SUBJECT TO COMPLETION
                       DATED _________, 2007

               THIS PROXY IS SOLICITED ON BEHALF
                 OF THE BOARD OF DIRECTORS OF

                         MED GEN, INC.

            Proxy - Special Meeting of Stockholders

                       ___________, 2007

     The undersigned, a holder of common stock of Med Gen, Inc., a Nevada corporation (the "Company"), does hereby appoint [ ] and [ ], and each of them, the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of common stock or preferred stock of the Company that the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders of the Company to be held at 10:00 a.m., local time, ____________, 2007 at the corporate headquarters of the Company, located at 7280 West Palmetto Park Road, Suite 306, Boca Raton, FL 33433 or at any adjournment or adjournments thereof.

This proxy will be voted in accordance with any directions given herein.
Unless otherwise specified, this proxy when executed and returned to the Company will be voted to approve the proposed amendment to the restated certificate of incorporation.


1. To approve the proposed amendment to the Restated Certificate of Incorporation to increase the authorized shares of capital stock of the Company from 2,500,000,000 to 12,500,000,000 consisting of 12,495,000,000 shares of common stock and 5,000,000 shares of preferred stock.


          FOR [___]            AGAINST [___]        ABSTAIN [___]



NOTE: Your signature should appear the same as your name appears hereon.
If signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which you are signing. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer.

Signature:___________________________       Date: _____________, 2007

Signature:__________________________        Date: _____________, 2007



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